SP Funds 2050 Target Date Fund
Schedule of Investments
July 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 97.5%	Shares		Value
SP Funds Dow Jones Global Sukuk ETF (a)	15,389		$ 274,309
SP Funds S&P 500 Sharia Industry Exclusions ETF (a)(b)	33,929		1,911,220
SP Funds S&P Global REIT Sharia ETF (a)	12,568		269,835
SP Funds S&P Global Technology ETF (a)(b)	39,879		1,796,549
SP Funds S&P World (ex-US) ETF (a)	34,393		1,101,952
TOTAL EXCHANGE TRADED FUNDS (Cost $4,485,556)			5,353,865

TOTAL INVESTMENTS - 97.5% (Cost $4,485,556)			5,353,865
Other Assets in Excess of Liabilities - 2.5%		0.02524	138,623
TOTAL NET ASSETS - 100.0%			$ 5,492,488

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

SP Funds 2050 Target Date Fund has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$ 5,353,865	$ –	$ –	$ 5,353,865
Total Investments	$ 5,353,865	$ –	$ –	$ 5,353,865

Refer to the Schedule of Investments for further disaggregation of investment categories.

SP Funds 2050 Target Date Fund - Transactions with Affiliates
	Value as of October 31, 2025	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of July 31, 2026	Shares as of July 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
SP Funds Dow Jones Global Sukuk ETF	$ 147,233	$ 185,248	$ (48,332)	$ 401	$ (10,241)	$ 274,309	15,389	$ 8,726	$ –
SP Funds S&P 500 Sharia Industry Exclusions ETF	1,061,516	937,280	(240,905)	36,847	116,482	1,911,220	33,929	6,920	–
SP Funds S&P Global REIT Sharia ETF	145,758	159,260	(59,098)	1,761	22,154	269,835	12,568	6,676	–
SP Funds S&P Global Technology ETF	1,004,696	773,555	(330,819)	93,804	255,313	1,796,549	39,879	12,239	–
SP Funds S&P World (ex-US) ETF	592,720	583,008	(218,824)	53,441	91,607	1,101,952	34,393	8,407	–
	$ 2,951,923	$ 2,638,351	$ (897,978)	$ 186,254	$ 475,315	$ 5,353,865	136,158	$ 42,968	$ –